UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2019
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UPWORK INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-38678	46-4337682
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2625 Augustine Drive, Suite 601 Santa Clara, California		95054
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 316-7500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	UPWK	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On November 6, 2019, Upwork Inc. (“Upwork”) issued a press release (the “Press Release”) and will hold a conference call regarding its financial results for the quarter ended September 30, 2019. A copy of the Press Release is attached as Exhibit 99.1 to this report. The Company also issued a letter to its stockholders announcing its financial results for the quarter ended September 30, 2019 (the “Stockholder Letter”). The full text of the Stockholder Letter is attached as Exhibit 99.2 to this report.
The information furnished with this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Upwork is making reference to non-GAAP financial information in the Press Release, the Stockholder Letter, and the conference call. A reconciliation of GAAP to non-GAAP results is provided in both the Press Release and the Stockholder Letter, each as attached to this report.
Upwork uses its Investor Relations website (https://investors.upwork.com/), its Twitter handle (https://twitter.com/Upwork), and Stephane Kasriel’s Twitter handle (https://twitter.com/skasriel) and LinkedIn profile (http://www.linkedin.com/in/kasriel) as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated November 6, 2019
99.2	Letter to Stockholders, dated November 6, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UPWORK INC.

Date: November 6, 2019	By:	/s/ Brian Kinion
Brian Kinion
Chief Financial Officer